 UNITED STATES DISTRICT COURT

FOR THE DISTRICT OF IDAHO

LESLIE NIEDERKLEIN, Individually and        )  Civil Action No. 1:10-cv-00479-CWD

on Behalf of All Others Similarly Situated,         )

)  CLASS ACTION

                    Plaintiff, )

)

vs. )

)

PCS EDVENTURES!.COM, INC., and )

ANTHONY A. MAHER, )

)

Defendants. )

)

)

MEMORANDUM OF UNDERSTANDING

This Memorandum of Understanding ("MOU") contains the essential terms of a settlement (the "Settlement") agreed in principle, after extensive arms-length negotiations, among all defendants ("Defendants") and the lead plaintiff Moustafa Salem ("Lead Plaintiff"), on behalf of himself and all members of the putative class (the "Claimants") in Niederklein v. PCS Edventures!.com, Inc., et al., No. 10-CV-479-EJL-CWD (the "Action"). Counsel for the Claimants is referred to as "Plaintiffs' Lead Counsel."

1. The Settlement will be subject to: (a) the negotiation and execution of a definitive Stipulation and Agreement of Settlement (the "Stipulation") and such other documentation as may be required to obtain approval of the Settlement by the Court; (b) Final Court Approval of such Settlement by the Court, upon the terms set forth in such Stipulation, which will be consistent with the terms of this MOU unless the Parties otherwise agree; and (c) the Settlement becoming effective, as set forth in Paragraph 6 below.  "StreetaddressFinal Court Approval" of the Settlement means that the Court has entered an Order approving the Settlement and that such Order is finally approved on appeal or is no longer subject to appeal and the time for any petition for reargument, appeal or review by certiorari, or otherwise, has expired.

2.  For purposes of this Settlement, the "Settlement Class" shall be defined as: all persons who purchased the common stock of the PCS Edventures!.com, Inc. ("PCS Edventures") between March 28, 2007 through August 15, 2007, inclusive (the "Settlement Class Period"). Excluded from the Settlement Class are Defendants, the officers and directors of PCS Edventures, at all relevant times, members of their immediate families and their legal representatives, heirs, successors or assigns, and any entity in which defendants have or had a controlling interest.  The Settlement Class shall be certified by stipulation for purposes of this Settlement only.

3.  In full and complete settlement of all claims that have been or could have been asserted in the Action (the "Claims"), PCS Edventures, or its successor in interest, shall pay or cause to be paid the sum of $665,000 (the "Cash Consideration") in an interest-bearing escrow account established for the benefit of the Settlement Class (the "Settlement Fund"). Within ten (10) business days of the Court preliminarily approving the Settlement, PCS Edventures, or its successor in interest, shall deposit $50,000 of the Settlement Fund into an interest-bearing account (the "Settlement Account") at a California Bank that has been designated by Robbins Umeda LLP ("Robbins Umeda") as the Escrow Agent.  The Settlement Account shall be used to administer the Settlement and to pay all applicable taxes on the Settlement Fund (the "Claims Administration Fund"). Robbins Umeda shall administer the account and agrees to hold the funds in the account in escrow for the purposes set forth herein.  All fees and expenses of any kind, including but not limited to the attorneys' fees and expenses of Plaintiffs' Lead Counsel in the Action and the costs of administering the Settlement, shall be paid from the Settlement Fund subject to the jurisdiction and supervision of the Court.  Administrative costs in excess of $50,000 shall be paid to the claims administrator from the Settlement Fund upon receipt of approval by Plaintiffs' Lead Counsel.  Funds not expended on claims administration shall be treated as part of the Settlement Fund.  At least five (5) business days after  the date of the Settlement Fairness Hearing, as defined in Paragraph 8 below, PCS Edventures, or its successor in interest, shall deposit the balance of the Cash Consideration ($615,000) into the Settlement Account. The Settlement Account shall require a signature from a partner of Robbins Umeda to release deposited funds. Any sums held in the Settlement Fund shall remain subject to the jurisdiction of the Court until such time as the funds shall be distributed or returned to the persons paying the same.  The parties hereto agree that the Settlement Fund is intended to be a Qualified Settlement Fund within the meaning of Treasury Regulation § 1.468B-1.  The account funds, less any amounts incurred for administration and/or taxes shall revert to the person(s) making the deposits if the Effective Date (see Paragraph 6 below) is not reached.  All (i) taxes on the income of the Settlement Fund and (ii) expenses and costs incurred in connection with the taxation of the Settlement Fund (including, without limitation, expenses of tax attorneys and accountants) shall be paid out of the Settlement Fund in accordance with the terms of the Stipulation.

4. The Settlement will be non-recapture, i.e., it is not a claims-made settlement.  The Settlement claims process will be administered by an independent claims administrator selected by Plaintiffs' Lead Counsel and approved by the Court.  Defendants will have no involvement in reviewing or challenging claims.  Within five (5) business days of the Court's preliminary approval of the Stipulation, PCS Edventures will cause its transfer agent to provide to Plaintiffs' Lead Counsel its shareholder lists in a computer-readable format as appropriate for providing notice to the Settlement Class, in a format acceptable to the claims administrator. PCS Edventures shall bear the expense of providing such list.  Within ten (10) calendar days of PCS Edventure's transfer agent providing Plaintiffs' Lead Counsel with the shareholder list, Plaintiffs' Lead Counsel, through the claims administrator, will cause to be mailed to all Settlement Class members identified by PCS Edventure's transfer agent a form of notice setting forth the terms of the Stipulation, including the proposed Plan of Distribution and Plaintiffs' Lead Counsel's proposed request for attorneys' fees and expenses; the right to object to the Settlement, proposed Plan of Distribution, or proposed request for fees; and the right to request exclusion from the Settlement Class. Within ten (10) business days of the Court's preliminary approval of the Stipulation, PCS Edventures or its successors in interest shall, at their own expense, post the court-approved short-form notice of the Settlement on its website along with links to the court-approved long-form notice of Settlement, and maintain this posting until final approval of the Settlement.

5.  Defendants represent that, as of June 10, 2011, there was less than $665,000 of unconditional funds that could be paid under the insurance policy(ies) applicable to the Claims, and shall make such representation in the Stipulation.

6.  This Settlement shall not become effective until the first date (the "Effective Date") that each and all of the following conditions has been satisfied, unless one or more of such conditions is expressly waived, in writing, by counsel for Defendants and Plaintiffs' Lead Counsel:

(a) execution of the Stipulation;

(b) the entry of a judgment by the Court in the Action approving the Settlement and dismissing the complaint with prejudice; and

(c) the judgment referred to in subparagraph (b), above, shall have become a Final Judgment, that is, no longer subject to review, either by the expiration of the time for appeals therefrom without appeal or writ of certiorari having been taken or, if an appeal is taken, and not dismissed, by the determination of the appeal by the highest court to which such appeal may be taken in such a manner as to permit the consummation of the settlement embodied herein in accordance with the terms and conditions of the Stipulation.

7. The Stipulation will include, and will provide for the entry of an appropriate order and judgment including, that Lead Plaintiff shall dismiss the Action with prejudice upon approval of the Settlement and Lead Plaintiff and all members of the Settlement Class shall, by operation of the final judgment, release and be barred from pursuing any and all claims, debts, demands, rights or causes of action or liabilities whatsoever (including, but not limited to, any claims for damages, interest, attorneys' fees, expert or consulting fees, and any other costs, expenses or liability whatsoever), whether asserted individually or in a representative capacity, whether based on federal, state, local, statutory or common law or any other law, rule or regulation, whether fixed or contingent, accrued or un-accrued, liquidated or un-liquidated, at law or in equity, matured or un-matured, whether class or individual in nature, including both known claims and unknown claims that have been, or could have been, asserted: (i) in the Action by the members of the Settlement Class or any of them against any of the Released Parties (defined below), or (ii) in any forum by the members of the Settlement Class or any of them against any of the Released Parties which arise out of, relate in any way or are based upon the allegations, transactions, facts, matters or occurrences, representations or omissions involved, set forth, or referred to in the Class Action Complaint for Violation of Federal Securities Law filed on September 17, 2010 against any and all of the Defendants in the Action, their past or present subsidiaries, parents, successors and predecessors, officers, directors, agents, employees, stockholders, accountants, commercial bank lenders, representatives, affiliates, attorneys, insurers, families, heirs, executors, trustees, general or limited partners or partnerships, personal representatives, estates or administrators and any person, firm, trust, corporation, officer, director or other individual or entity in which any Defendant has a controlling interest or which is related to or affiliated with any of the Defendants, and the legal representatives, heirs, successors in interest or assigns of the Defendants (the "Released Parties").  Defendants, on behalf of themselves and the Released Parties, shall release Lead Plaintiff, the members of the Settlement Class, and their counsel, from any claims relating to the institution, prosecution or settlement of the Action.

8. Following execution of this MOU, the Parties and their counsel shall use their best efforts to agree upon and execute an appropriate Stipulation and such other documentation as may be required or appropriate in order to obtain approval by the Court of the Settlement upon the terms set forth in this MOU.  Promptly upon execution of the Stipulation, the Parties shall apply to the Court for preliminary approval of the Settlement and for the scheduling of a hearing (the "Settlement Fairness Hearing") for consideration of final approval of the Settlement and Plaintiffs' Lead Counsel's application for an award of attorneys' fees and expenses.  The Parties shall use their best efforts to obtain Final Court Approval of the Settlement.  The Stipulation shall further provide, inter alia, (a) for preliminary approval of the Stipulation and the proposed Settlement of the Action and that a notice of pendency and settlement be provided to the Settlement Class; (b) that the consideration described in Paragraph 3 above will be paid into escrow for the benefit of the Settlement Class; (c) that Defendants have denied and continue to deny that they have committed any act or omission giving rise to any liability and/or violation of law with respect to the Action, and state that they are entering into this Settlement to eliminate the burden and expense of further litigation; (d) neither the Settlement nor any of its terms shall constitute an admission or finding of wrongful conduct, acts or omissions; (e) the Settlement Fund, net of fees and expenses (the "Net Settlement Fund"), shall be allocated among the members of the Settlement Class as set forth in the Stipulation; Plaintiffs' Lead Counsel and Lead Plaintiff shall create and propose the Plan of Allocation among the Claimants; the proposed Plan of Allocation shall comply in all respects with 15 U.S.C.A. §78u-4(e); Defendants will take no position with respect to the proposed Plan of Allocation or such plan as may be approved by the Court; such Plan of Allocation is a matter separate and apart from the proposed Settlement between the Parties; and any decision by the Court concerning the Plan of Allocation shall not affect the validity or finality of the proposed Settlement; (f) Plaintiffs' Lead Counsel may apply for and receive an award of attorneys' fees and reimbursement of expenses from the Settlement Fund in such amounts as may be approved by the Court, provided however that the Settlement and releases contained therein shall become effective regardless of the pendency or outcome of the application for attorneys' fees and expenses; any cash amount included in such award shall be paid to Plaintiffs' Lead Counsel immediately upon award, notwithstanding the existence of any timely filed objections thereto, or potential for appeal therefrom, or collateral attack on the Settlement or any part thereof, subject to Plaintiffs' Lead Counsel's obligation to make appropriate refunds or repayments to the Settlement Fund plus interest at the same rate earned on the Settlement Fund if, and when, as a result of any appeal and/or further proceedings on remand, or successful collateral attack, the fee or expense award is lowered (or if the Settlement approval is reversed, in which case the entire attorneys' fee and expense award shall be repaid) and any proportionate amount of interest paid thereon; and (g) Plaintiffs' Lead Counsel may apply for an award to Plaintiff of reasonable costs and expenses (including lost wages or business opportunities) directly relating to representation of the class.

9.  In the event the Net Settlement Fund exceeds the aggregate allocations of all members of the Settlement Class, the remaining portion of the Net Settlement Fund shall be distributed as provided for by order of the Court.

10.  Defendants deny the claims in the Action. Lead Plaintiff, Defendants and their counsel, shall not make any applications for sanctions, pursuant to Rule 11 of the Federal Rules of Civil Procedure or other court rule or statute, with respect to any claims or defenses in the Action. The final judgments will contain a statement that the parties agree that, during the course of the litigation, the parties and their respective counsel at all times complied with the requirements of Rule 11 of the Federal Rules of Civil Procedure.  The releases between the parties will include releases of all counsel in the Action.

11.  If the Settlement outlined in this MOU is not approved by the Court or is terminated: (a)  the Settlement shall be without prejudice, and none of its terms shall be effective or enforceable; (b) the Settlement Fund, including any interest earned thereon, shall be returned to the persons or entities paying it into the Settlement Fund except to the extent costs of notice and administration have been incurred or expended pursuant to paragraph 4 above;  (c) the parties shall revert to their litigation positions immediately prior to the execution of this MOU; (d) the fact and terms of the Settlement shall not be admissible in any trial of the Action, and (e) this MOU will be null and void and of no further force or effect.

12. Pending the preparation of the Stipulation and other related documents, and their presentation to the Court for its approval, the parties agree that all proceedings in this Action shall be stayed.

13. All applications to the Court with respect to any aspect of this Settlement shall be presented to and determined by United States District Judge Edward J. Lodge.

14. This MOU may be executed in counterparts, including by signature transmitted by facsimile. Each counterpart when so executed shall be deemed to be an original, and all such counterparts together shall constitute the same instrument. The undersigned signatories represent that they have authority to execute this MOU. The terms of this MOU shall inure to and be binding upon the Parties and their successors in interest.

Dated: August 30, 2011

LEAD PLAINTIFF MOUSTAFA SALEM

Moustafa Salem, with express permission by his attorney, Curtis V. Trinko

GORDON LAW OFFICES
PHILIP H. GORDON
BRUCE S. BISTLINE

____

623 W. Hays Street
Boise, ID 83702
Telephone: (208) 345-7100
Facsimile: (208) 345-0050

Liaison Counsel for Plaintiffs

Dated: August 30, 2011

ROBBINS UMEDA LLP

Marc M. Umeda
Craig W. Smith
600 B Street, Suite 1900
San Diego, CA 92101
Telephone: (619) 525-3990
Facsimile: (619) 525-3991

Lead Counsel for Plaintiffs and Counsel for Lead Plaintiff Moustafa Salem

LAW OFFICES OF CURTIS V. TRINKO, LLP
Curtis V. Trinko
16 West 46th Street
New York, NY 10036

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13. All applications to the Court with respect to any aspect of this Settlement shall be presented to and determined by United States District Judge Edward J. Lodge.

14. This MOU may be executed in counterparts, including by signature transmitted by facsimile. Each counterpart when so executed shall be deemed to be an original, and all such counterparts together shall constitute the same instrument. The undersigned signatories represent that they have authority to execute this MOU. The terms of this MOU shall inure to and be binding upon the Parties and their successors in interest.

Dated: August __, 2011

LEAD PLAINTIFF MOUSTAFA SALEM

____

GORDON LAW OFFICES
PHILIP H. GORDON
BRUCE S. BISTLINE

____

623 W. Hays Street
Boise, ID 83702
Telephone: (208) 345-7100
Facsimile: (208) 345-0050

Liaison Counsel for Plaintiffs

Dated: August __, 2011

ROBBINS UMEDA LLP

____

Marc M. Umeda
Craig W. Smith
600 B Street, Suite 1900
San Diego, CA 92101
Telephone: (619) 525-3990
Facsimile: (619) 525-3991

Lead Counsel for Plaintiffs and Counsel for Lead Plaintiff Moustafa Salem

LAW OFFICES OF CURTIS V. TRINKO, LLP
Curtis V. Trinko
16 West 46th Street
New York, NY 10036

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Telephone: (212) 490-9550
Facsimile: (212) 986-0158

Additional Counsel for Lead Plaintiff and Counsel for Plaintiff Leslie Niederklein

Dated: ~~July~~ Aug 4th, 2011

PCS EDVENTURES!.COM, INC.

____

Dated: ~~July~~ Aug 4th, 2011

ANTHONY A. MAHER

____

Approved as to form:

____

Briane Nelson Mitchell
Mauk & Burgoyne
515 S. 6th Street
Boise, ID 83702
Telephone: (208) 345-2654
Facsimile: (208) 345-3319

Counsel for Defendants
PCS Edventures!.com, Inc. and Anthony A. Maher

620998

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